UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21477

Western Asset / Claymore Inflation-Linked Opportunities & Income Fund
(Exact name of registrant as specified in charter)

385 East Colorado Boulevard Pasadena, CA		91101
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2012

Item 1.                    Schedule of Investments

WESTERN ASSET / CLAYMORE

INFLATION — LINKED OPPORTUNITIES & INCOME FUND

FORM N-Q

March 31, 2012

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES — 83.1%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	6,794,069	$8,642,266
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	110,319,132	135,201,281
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	43,148,166	51,457,553
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	7,622,371	10,060,340
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	6,066,720	9,345,594
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	6,239,765	8,204,804
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	35,967,640	47,429,520
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	4,102,761	3,910,764
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	46,933,925	50,160,632
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	33,276,902	35,294,314
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	6,782,044	7,387,660
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	15,230,108	16,594,863
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	40,132,334	42,546,535
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	19,810,270	22,094,632
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	50,328,821	56,840,113
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	18,237,566	19,263,429
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	24,401,389	28,582,030
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	30,640,824	35,213,017
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	18,426,309	21,099,561
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	5,806,515	6,948,767
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	37,842,369	43,214,207
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	21,210,400	23,874,956
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	33,539,428	36,288,085
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	8,983,096	9,196,445
TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $654,878,139)				728,851,368
ASSET-BACKED SECURITIES — 0.2%
Bayview Financial Acquisition Trust, 2004-C A1	0.871%	5/28/44	28,649	26,469	(a)
Bear Stearns Asset-Backed Securities Inc., 2007-SD2 2A1	0.642%	9/25/46	142,926	82,026	(a)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	1.142%	10/27/32	8,331	7,048	(a)
Countrywide Asset-Backed Certificates, 2004-2 M1	0.992%	5/25/34	514,175	371,839	(a)
Greenpoint Mortgage Funding Trust, 2005-HE1	0.842%	9/25/34	406,116	382,706	(a)
MSCC HELOC Trust, 2005-1 A	0.432%	7/25/17	40,909	33,837	(a)
New Century Home Equity Loan Trust, 2003-A M1	1.367%	10/25/33	339,193	280,357	(a)(b)
RAAC Series, 2006-RP3 A	0.512%	5/25/36	1,155,272	742,067	(a)(b)
Security National Mortgage Loan Trust, 2006-3A A2	5.830%	1/25/37	300,000	196,887	(a)(b)
TOTAL ASSET-BACKED SECURITIES (Cost — $1,295,567)				2,123,236
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.7%
Banc of America Funding Corp., 2005-F 4A1	2.791%	9/20/35	261,273	177,049	(a)
Banc of America Funding Corp., 2006-D 6A1	5.266%	5/20/36	1,274,981	812,515	(a)
Bayview Commercial Asset Trust, 2005-2A A2	0.592%	8/25/35	37,170	24,482	(a)(b)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-1 23A1	5.384%	4/25/34	188,276	186,109	(a)
Bear Stearns Alt-A Trust, 2007-1 1A1	0.402%	1/25/47	287,128	115,818	(a)
Citigroup Mortgage Loan Trust Inc., 2005-11A3	4.900%	12/25/35	445,179	425,243	(a)
Citigroup Mortgage Loan Trust Inc., 2007-6 1A1A	2.422%	3/25/37	766,863	365,505	(a)
Countrywide Alternative Loan Trust, 2004-33 1A1	2.850%	12/25/34	10,652	8,619	(a)
Countrywide Alternative Loan Trust, 2004-33 2A1	2.978%	12/25/34	9,861	8,200	(a)
Countrywide Home Loans Mortgage Pass-Through Trust, 2003-56 6A1	2.937%	12/25/33	1,767,061	1,648,400	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2004-AR1 A2B	0.662%	9/19/44	47,632	28,012	(a)
First Horizon Alternative Mortgage Securities, 2004-AA4 A1	2.247%	10/25/34	22,279	18,351	(a)

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited) (continued)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.612%	2/25/37	283,638	$150,785	(a)
Green Tree Home Improvement Loan Trust, 1995-C B2	7.600%	7/15/20	669	663
Harborview Mortgage Loan Trust, 2006-02	2.859%	2/25/36	328,098	211,263	(a)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1	0.452%	4/25/46	594,047	323,817	(a)
Morgan Stanley Mortgage Loan Trust, 2007-11AR 2A3	4.141%	6/25/37	236,223	117,102	(a)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.416%	12/25/34	69,960	67,933	(a)
Structured Asset Securities Corp., 2002-03 B2	6.500%	3/25/32	468,585	442,032
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.168%	9/25/37	213,216	213,527	(a)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.670%	6/25/44	32,930	23,394	(a)
WaMu Mortgage Pass-Through Certificates, 2007-HY1 4A1	2.603%	2/25/37	405,826	289,368	(a)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	4.839%	3/25/37	302,932	192,995	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR06 2A	1.142%	8/25/46	347,615	161,390	(a)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR01 A1B	0.562%	2/25/36	94,990	10,287	(a)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $4,546,933)				6,022,859
COLLATERALIZED SENIOR LOANS — 0.5%
CONSUMER DISCRETIONARY — 0.1%
Multiline Retail — 0.1%
Dollar General Corp., Term Loan B1	3.139%	7/7/14	1,067,120	1,067,600	(c)
HEALTH CARE — 0.3%
Health Care Providers & Services — 0.3%
Community Health Systems Inc., Term Loan B	2.628%	7/25/14	1,491,385	1,471,057	(c)
HCA Inc., Term Loan B1	2.491%	11/18/13	1,281,282	1,275,196	(c)
TOTAL HEALTH CARE				2,746,253
TELECOMMUNICATION SERVICES — 0.1%
Wireless Telecommunication Services — 0.1%
MetroPCS Wireless Inc., Term Loan B2	4.071%	11/3/16	887,818	880,366	(c)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $4,475,677)				4,694,219
CORPORATE BONDS & NOTES — 7.3%
CONSUMER DISCRETIONARY — 0.6%
Automobiles — 0.2%
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	1,940,000	2,092,464
Hotels, Restaurants & Leisure — 0.2%
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	950,000	916,750
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	150,000	161,625	(b)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	170,000	196,775
Total Hotels, Restaurants & Leisure				1,275,150
Media — 0.2%
Charter Communications Inc., Senior Notes	6.500%	4/30/21	2,000,000	2,070,000
TOTAL CONSUMER DISCRETIONARY				5,437,614
CONSUMER STAPLES — 0.6%
Beverages — 0.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.625%	4/15/15	1,320,000	1,416,780
Food Products — 0.4%
Kraft Foods Inc., Senior Notes	4.125%	2/9/16	3,490,000	3,792,680

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited) (continued)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Food Products — continued
TOTAL CONSUMER STAPLES				$5,209,460
ENERGY — 1.9%
Oil, Gas & Consumable Fuels — 1.9%
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	1,730,000	1,998,150
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	850,000	864,875
Chesapeake Midstream Partners LP / CHKM Finance Corp., Senior Notes	6.125%	7/15/22	1,020,000	1,027,650	(b)
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	5,000,000	5,693,715
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	2,350,000	2,679,000
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,150,000	1,273,970
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	2,970,000	3,197,915
TOTAL ENERGY				16,735,275
FINANCIALS — 1.7%
Capital Markets — 0.0%
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	4,410,000	0	(b)(d)(e)(f)(g)
Commercial Banks — 1.1%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	2,540,000	0	(b)(d)(e)(f)(g)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	12/31/49	10,110,000	9,553,950	(a)
Total Commercial Banks				9,553,950
Diversified Financial Services — 0.6%
Bank of America Corp., Senior Notes	4.500%	4/1/15	1,990,000	2,061,171
Citigroup Inc., Senior Notes	6.010%	1/15/15	2,560,000	2,781,450
Total Diversified Financial Services				4,842,621
TOTAL FINANCIALS				14,396,571
HEALTH CARE — 0.3%
Health Care Providers & Services — 0.3%
HCA Inc., Senior Secured Notes	7.875%	2/15/20	2,000,000	2,197,500
Tenet Healthcare Corp., Senior Secured Notes	6.250%	11/1/18	750,000	774,375	(b)
TOTAL HEALTH CARE				2,971,875
INDUSTRIALS — 0.1%
Airlines — 0.1%
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	750,000	798,750	(b)
MATERIALS — 1.6%
Chemicals — 0.3%
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	2,400,000	2,520,000	(b)
Containers & Packaging — 0.3%
Ball Corp., Senior Notes	7.375%	9/1/19	2,070,000	2,287,350
Metals & Mining — 0.8%
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	2,850,000	2,778,750	(b)
Vale Overseas Ltd., Notes	8.250%	1/17/34	850,000	1,111,581
Vale Overseas Ltd., Notes	6.875%	11/21/36	180,000	208,771
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	2,811,000	2,823,498
Total Metals & Mining				6,922,600
Paper & Forest Products — 0.2%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	2,230,000	2,282,749	(b)
TOTAL MATERIALS				14,012,699
TELECOMMUNICATION SERVICES — 0.5%
Diversified Telecommunication Services — 0.2%
Hughes Satellite Systems Corp., Senior Secured Notes	6.500%	6/15/19	1,110,000	1,159,950

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited) (continued)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Telecommunication Services — continued
Windstream Corp., Senior Notes	7.500%	4/1/23	750,000		$772,500
Total Diversified Telecommunication Services					1,932,450
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	590,000		686,936
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	440,000		489,278
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	860,000		943,850	(b)
Total Wireless Telecommunication Services					2,120,064
TOTAL TELECOMMUNICATION SERVICES					4,052,514
TOTAL CORPORATE BONDS & NOTES (Cost — $66,810,165)					63,614,758
NON-U.S. TREASURY INFLATION PROTECTED SECURITIES — 2.6%
Canada — 2.6%
Government of Canada, Bonds	4.250%	12/1/21	7,424,166	CAD	10,517,984
Government of Canada, Bonds	4.250%	12/1/26	7,489,990	CAD	11,936,075
TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $22,019,173)					22,454,059
SOVEREIGN BONDS — 0.2%
India — 0.1%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,103,000		1,036,820	(a)(b)
Russia — 0.1%
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	449,800		538,073	(b)
TOTAL SOVEREIGN BONDS (Cost — $1,528,748)					1,574,893
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $755,554,402)					829,335,392
SHORT-TERM INVESTMENTS — 5.1%
Repurchase Agreements — 5.1%
Bank of America repurchase agreement dated 3/30/12; Proceeds at maturity - $45,261,075; (Fully collateralized by U.S. government obligations, 5.000% due 5/15/37; Market value - $46,166,231) (Cost - $45,261,000)	0.020%	4/2/12	45,261,000		45,261,000
TOTAL INVESTMENTS — 99.7% (Cost — $800,815,402#)					874,596,392
Other Assets in Excess of Liabilities — 0.3%					2,275,848
TOTAL NET ASSETS — 100.0%					$876,872,240

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(d)	The coupon payment on these securities is currently in default as of March 31, 2012.
(e)	Value is less than $1.
(f)	Illiquid security.
(g)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	CAD	- Canadian Dollar
	HELOC	- Home Equity Line of Credit

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on February 25, 2004.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/ spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.  Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations.  The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
U.S. treasury inflation protected securities	—	$728,851,368	—	$728,851,368
Asset-backed securities	—	2,123,236	—	2,123,236
Collateralized mortgage obligations	—	6,022,859	—	6,022,859
Collateralized senior loans	—	4,694,219	—	4,694,219
Corporate bonds & notes	—	63,614,758	$0*	63,614,758
Non-U.S. treasury inflation protected securities	—	22,454,059	—	22,454,059
Sovereign bonds	—	1,574,893	—	1,574,893
Total long-term investments	—	$829,335,392	$0*	$829,335,392
Short-term investments†	—	45,261,000	—	45,261,000
Total investments	—	$874,596,392	$0*	$874,596,392
Other financial instruments:
Futures contracts	$51,962	—	—	$51,962
Forward foreign currency contracts	—	$463,706	—	463,706
Total other financial instruments	$51,962	$463,706	—	$515,668
Total	$51,962	$875,060,098	$0*	$875,112,060

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$479,467	—	$479,467

†See Schedule of Investments for additional detailed categorizations.

* Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES
Balance as of December 31, 2011	$0*
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of March 31, 2012	$0*
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2012	—

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

* Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either

Notes to Schedule of Investments (unaudited) (continued)

delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments.  Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund.  Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to Schedule of Investments (unaudited) (continued)

As of March 31, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $479,467. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At March 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$81,168,822
Gross unrealized depreciation	(7,387,832)
Net unrealized appreciation	$73,780,990

During the period ended March 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	771	$759,213
Options closed	(771)	(759,213)
Options expired	—	—
Written options, outstanding as of March 31, 2012	—	—

At March 31, 2012, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contracts to Buy:
U.S. Treasury 10-Year Notes	108	6/12	$13,932,351	$13,984,313	$51,962

At March 31, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Australian Dollar	Credit Suisse First Boston Inc.	12,290,962	$12,664,746	5/16/12	$(461,805)
Canadian Dollar	Citibank N.A.	14,939,180	14,963,081	5/16/12	1,458
					(460,347)
Contracts to Sell:
Australian Dollar	Credit Suisse First Boston Inc.	12,290,962	12,664,746	5/16/12	462,248
Canadian Dollar	Credit Suisse First Boston Inc.	13,400,000	13,421,439	5/16/12	(2,787)
Canadian Dollar	Citibank N.A.	22,870,000	22,906,589	5/16/12	(971)
Euro	Credit Suisse First Boston Inc.	500,000	666,999	5/16/12	(13,904)
					444,586
Net unrealized loss on open forward foreign currency contracts					$(15,761)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2012.

Notes to Schedule of Investments (unaudited) (continued)

	Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$51,962	—	—	$51,962
Foreign Exchange Risk	—	$463,706	$(479,467)	$(15,761)
Total	$51,962	$463,706	$(479,467)	$36,201

During the period ended March 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$20,408
Written options†	115,948
Forward foreign currency contracts (to buy)	29,195,974
Forward foreign currency contracts (to sell)	64,397,050
Futures contracts (to buy)	3,496,078

†At March 31, 2012, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”).  ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

Item 2.  Controls and Procedures

(a)                   The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are effective, and that the disclosure controls and procedures are reasonably designed to ensure (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the required time periods and (2) that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-Q is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)                  There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 3.  Exhibits

Certifications as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset / Claymore Inflation-Linked Opportunities & Income Fund

By:	R. Jay Gerken
R. Jay Gerken
President and Trustee

Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	R. Jay Gerken
R. Jay Gerken
President and Trustee

Date: May 29, 2012

By:	Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: May 29, 2012